                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): January 30, 1997

                            FIRSTFED BANCORP, INC.
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            (Exact name of registrant as specified in its charter)


              Delaware                 0-19609              63-1048648
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       (State of other juris-       (Commission         (I.R.S. employer
       diction of incorporation     file number)       identification no.)


      1630 4th Avenue North, Bessemer, Alabama                  35020
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      (Address of principal executive offices)                (zip code)


      Registrants telephone number, including area code:  (205) 428-8472
                                                         ---------------


                                Not Applicable
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         (Former name of former address, if changed since last report)
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 ITEM 5.  OTHER EVENTS
 ---------------------

     On January 30, 1997, the Registrant announced that it was establishing another open-market stock repurchase program to purchase up to 61,500 shares of the Registrant's common stock, $.01 per value which represents approximately 10% of shares outstanding. For more information, reference is made to the Registrant's press release dated January 30, 1997, which is attached hereto as
Exhibit 28.1, and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

     Exhibits

     28.1    Press Release, January 30, 1997.
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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                          FIRSTFED BANCORP, INC.


DATE:  January 30, 1997                   BY:  /s/ B. K. Goodwin, III
                                               ----------------------
                                               B. K. Goodwin, III
                                               Chairman of the Board,
                                               Chief Executive Officer
                                               and President